UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 ____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 19, 2023

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road
Livermore,	CA		94551
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FORM	Nasdaq Global Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

FormFactor, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on May 19, 2023, online via live webcast. At the Annual Meeting, the Company’s stockholders voted on the following four (4) proposals and cast their votes as follows:

Proposal 1: Election of directors to the Company’s Board of Directors, each to serve on the Company’s Board for a term of one year or until their successor has been elected and qualified or until their earlier death, resignation or removal. The director nominees were:

Nominee	For	Against	Abstain	Broker Non-Votes
Lothar Maier	63,144,457	4,520,446	157,078	5,917,570
Sheri Rhodes	67,280,546	382,901	158,534	5,917,570
Michael D. Slessor	65,529,124	2,140,879	151,978	5,917,570
Thomas St. Dennis	64,819,090	2,845,877	157,014	5,917,570
Jorge Titinger	66,479,105	1,184,730	158,146	5,917,570
Brian White	67,423,633	240,642	157,706	5,917,570

Each director nominee was elected a director of the Company. Following the Annual Meeting, the membership of the Company’s board of directors comprises Thomas St. Dennis*, Michael D. Slessor, Lothar Maier(1)(3), Rebeca Obregon-Jimenez(2), Sheri Rhodes(3), Kelley Steven-Waiss(1)(2), Jorge Titinger(2), and Brian White(1)(3).

*    Chairperson of the Board of Directors.
(1)    Current member of the Governance and Nominating Committee with Mr. Maier as Chairperson.
(2)    Current member of the Compensation Committee with Ms. Steven-Waiss as Chairperson.
(3)    Current member of the Audit Committee with Mr. White as Chairperson.

Proposal 2: Non-binding advisory vote to approve the Company's executive compensation:

For	Against	Abstain	Broker Non-Votes
66,363,958	1,275,436	182,587	5,917,570

The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement relating to the Annual Meeting.

Proposal 3: Amendment and restatement of the Company’s Employee Stock Purchase Plan to increase the number of shares reserved for issuance under the Employee Stock Purchase Plan by 2,500,000 shares and to extend the term of the Stock Purchase Plan to 2033:

For	Against	Abstain	Broker Non-Votes
67,493,755	169,862	158,364	5,917,570

This proposal was approved.

Proposal 6: Ratification of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2023:

For	Against	Abstain
71,202,771	2,362,381	174,399

This proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	May 24, 2023	By:	/s/ CHRISTY ROBERTSON
			Name:	Christy Robertson
			Title:	General Counsel and Secretary